EXHIBIT 99(a)

                        STATEMENT UNDER OATH OF PRINCIPAL
                      EXECUTIVE OFFICER REGARDING FACTS AND
                       CIRCUMSTANCES RELATING TO EXCHANGE
                    ACT FILINGS OF MDU RESOURCES GROUP, INC.

I, Martin A. White, Chairman of the Board, President and Chief Executive Officer of MDU Resources Group, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of MDU Resources Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of MDU Resources Group, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K of MDU Resources Group, Inc. for the fiscal year ended December 31, 2001 (Securities and Exchange Commission file number 1-3480);

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of MDU Resources Group, Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ Martin A. White                       Subscribed and sworn to before me
-------------------------------------     this 14th day of August, 2002.
Martin A. White
Chairman of the Board, President          /s/ Lester H. Loble, II
  and Chief Executive Officer             --------------------------------------
                                          Lester H. Loble, II, Notary Public
August 14, 2002                           Burleigh County, State of North Dakota
                                          My Commission Expires June 18, 2005